Exhibit 10.5

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 33

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 33 (SA-33) To PURCHASE AGREEMENT NO. 03735, entered into as of August _21__, 2024 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, Boeing and Customer agree on [****].

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

PA 03735    SA-33, Page 1
BOEING AND AMERICAN PROPRIETARY

1.    Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-32 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-33 in the footer to reflect changes made to the Purchase Agreement by this SA-33. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.    Supplemental Exhibits.
2.1    CS1-2.     Supplemental Exhibit CS1-2 entitled “Customer Support Variables,” (CS1-2) (attached hereto) is hereby incorporated into the Purchase Agreement to set forth [****].
2.2    EE1-2.     Supplemental Exhibit EE1-2 entitled “[****],” (EE1-2) (attached hereto) is hereby incorporated into the Purchase Agreement to set forth [****].
3.    Letter Agreements.
3.1    Letter Agreement No. AAL-PA-03735-LA-1106660 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106660R1 (attached hereto) entitled “Spare Parts Initial Provisioning“, (Revised Spare Parts Provisioning Letter Agreement) referencing SA-33 in the footer. The Revised Spare Parts Provisioning Letter Agreement is hereby incorporated into the Purchase Agreement.
3.2    New Letter Agreement No. AAL-PA-03735-LA-2402910 entitled “[****] Optional Features Comfort Letter“, ([****] Optional Features Letter Agreement) (attached hereto) is hereby incorporated into the Purchase Agreement to set forth certain [****].

4.    Miscellaneous.
4.1    The Purchase Agreement is amended and supplemented as set forth above by the revised Table Of Contents, CS1-2, EE1-2, Revised Spare Parts Provisioning Letter Agreement and 737-10 Optional Features Letter Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
4.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the supplemental exhibits and letter agreement listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the supplemental exhibits and letter agreement listed in the right column of the below table.

PA 03735    SA-33, Page 2
BOEING AND AMERICAN PROPRIETARY

Reference	Replacement Reference
Supplemental Exhibit CS1R1	Supplemental Exhibit CS1R1 or Supplemental Exhibit CS1-2, as applicable
Supplemental Exhibit EE1	Supplemental Exhibit EE1 or Supplemental Exhibit EE1-2, as applicable
Letter Agreement No. AAL-PA-03735-LA-1106660	Letter Agreement No. AAL-PA-03735-LA-1106660R1

Intentionally Left Blank

PA 03735    SA-33, Page 3
BOEING AND AMERICAN PROPRIETARY

AGREED AND ACCEPTED this

August 21, 2024
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Senior Vice President, Treasurer
Title	Title

PA 03735    SA-33, Page 4

BOEING AND AMERICAN PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality

TABLE
1R12 1-2R1 1-3R6 1-4R7 1-5R3 1-6 1-7	Aircraft Information Table [****] Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments	19 32 19 29 32 32 32

EXHIBITS
AR1 A2 A3 A4	Aircraft Configuration Revised Delivery Aircraft Configuration [****] Delivery Aircraft Configuration [****] Aircraft Configuration	6 9 29 32
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1. BFE2.	BFE Variables – [****] BFE Variables – [****]	32
CS1R1. CS1-2.	Customer Support Variables Customer Support Variables [****]	4 33
PA-03735        Page 1 of 3
    SA-33
BOEING AND AMERICAN PROPRIETARY

EE1. EE1-2.	[****] [****]	33
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R8	[****]	32
LA1106651R14	[****]	32
LA-1106652R3	[****]	32
LA-1106654R1	[****]	32
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R4	[****]	32
LA-1106660R1	Spare Parts Initial Provisioning	33

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670R1	Confidentiality	32
LA-1106671R2	Miscellaneous Commitments	32
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852     [****]                                  5
LA-1603773 [****]                      5
LA-1605402R1 [****]                                 23
LA-1700919     [****]                                     7
LA-1801206     [****]                             9
LA-2002704 [****]                                  11
LA-2002743 [****]                                     11
PA-03735        Page 2 of 3
    SA-33
BOEING AND AMERICAN PROPRIETARY

LA-2003342     [****]                                      11
LA-2003486     [****]                                     14
LA-2204032R1 [****]                                     32
LA-2306974     [****]                                     32
LA-2306975 [****]     32
LA-2306976 [****]     32
LA-2306977 [****]    32
LA-2306978 [****]    32
LA-2306979 [****]      32
LA-2306980 [****]     32
LA-2306981 [****]     32
LA-2306982 [****]     32
LA-2306983 [****]     32
LA-2306984 [****]      32
LA-2306985 [****]     32
LA-2306986 [****] 32
LA-2402910 [****]        33

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.
PA-03735        Page 3 of 3
    SA-33
BOEING AND AMERICAN PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

RELATING TO
[****]

SUPPLEMENTAL EXHIBIT CS1-2
To PURCHASE AGREEMENT NUMBER 03735

    SA-33
BOEING AND AMERICAN PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

[****]

Customer currently operates 737-8 MAX Aircraft [****]. Approximately [****], Boeing will develop and schedule a customized support program (Customer Support Program) to be furnished in support of the [****]. The Customer Support Program will be based upon and equivalent to the entitlements summarized below.
For deliverables provided under the Customer Support Program, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, suppliers, subcontractors, the assignees of each, and their respective directors, officers, employees and agents.
1.    Maintenance Training.
[****];
[****].
2.    Flight Training.
[****].
3.    Planning Assistance.
Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following maintenance engineering support:
Maintenance Planning Assistance. Upon Customer’s request, Boeing will provide assistance in [****].
ETOPS Maintenance Planning Assistance. Upon Customer’s request, Boeing will provide assistance in [****].
GSE/Shops/Tooling Consulting. Upon Customer’s request, Boeing will provide assistance to Customer in [****].
Spares. Boeing will [****] the customized Recommended Spares Parts List (RSPL) to [****].
4.    Technical Data and Documents.
Boeing will [****], as applicable, technical data and documents provided with previously delivered Aircraft to account for Customer’s [****].

AAL-PA-03735-CS1-2    Page 2
Supp. Exhibit CS1-2    SA-33
BOEING AND AMERICAN PROPRIETARY

[****]

RELATING TO
[****]

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Supplemental Exhibit EE1-2
to Purchase Agreement Number 03735

AAL-PA-03735-EE1-2 Page 3 of 3
Supp. Exhibit EE1-2    SA-33
BOEING AND AMERICAN PROPRIETARY

[****]

relating to

[****]

1.    [****].
[****].
2.    [****].
    [****].

[****].

[****].

[****]:

(i)    [****]

(ii)    [****].

AAL-PA-03735-EE1-2 Page 4 of 3
Supp. Exhibit EE1-2    SA-33
BOEING AND AMERICAN PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-03735-LA-1106660R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    Spare Parts Initial Provisioning

References:    a)    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Boeing Model 737 MAX aircraft (Aircraft).

b)    Customer Services General Terms Agreement No. 23-1 (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.
In order to define the process by which Boeing and Customer will [****].
1.    Definitions.
1.1    Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.
1.2    Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE).
1.3    Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.
2.    Phased Provisioning.
2.1    Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.
AAL-PA-03735-LA-1106660R1        SA-33
Spare Parts Initial Provisioning    Page 1 of 7
BOEING AND AMERICAN PROPRIETARY

2.2    Initial Provisioning Meeting. On or about [****] months [****], in each case the parties will conduct an initial provisioning meeting, where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the respective model Aircraft in accordance with the Provisioning Products Guide.
2.3    Provisioning Data. During the initial provisioning meetings for each model 737-8 Aircraft and 737-10 Aircraft, [****]. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. [****]. Boeing will furnish to Customer revisions to the Provisioning Data until [****].
2.4    Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, [****].
3.    Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.
3.1    Schedule. In accordance with schedules established during the applicable initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools, or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the applicable model Aircraft and/or engines.
3.2    Prices of Initial Provisioning Spare Parts.
3.2.1    Boeing Spare Parts.
3.2.1.1    [****]. [****].
3.2.1.2    [****]. [****].
3.2.2    Supplier Spare Parts. [****].
3.3    QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. [****]. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.
4.    Delivery.
For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, [****]. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. [****]. The routing and method of shipment for initial deliveries and all
AAL-PA-03735-LA-1106660R1            SA-33
Spare Parts Initial Provisioning    Page 2 of 7
BOEING AND AMERICAN PROPRIETARY

subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.
5.    Substitution for [****].
5.1    Obligation to Substitute Pre-Delivery. [****].
5.2    Delivery of [****]. [****] returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted [****] will be delivered to Customer in accordance with the CSGTA. [****].
6.    Repurchase of Provisioning Items.
6.1    Obligation to Repurchase.
6.1.1    [****].[****].
6.1.2    [****]. [****].
6.2    Exceptions. [****].
6.3    Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. [****]. [****]. [****].
6.4    Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, [****]. [****]. [****].
6.5    Price and Payment. [****].
6.6    Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing [****] at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.
7.    Title and Risk of Loss.
[****]
8.    Termination for Excusable Delay.
In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, [****].
9.    Order of Precedence.
In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.
AAL-PA-03735-LA-1106660R1            SA-33
Spare Parts Initial Provisioning    Page 3 of 7
BOEING AND AMERICAN PROPRIETARY

10.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY /s/ The Boeing Company

By:	The Boeing Company

Its:	Attorney-In-Fact

AAL-PA-03735-LA-1106660R1            SA-33
Spare Parts Initial Provisioning    Page 4 of 7
BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	August 21, 2024

AMERICAN AIRLINES, INC.
/s/ American Airlines, Inc.
By:	American Airlines, Inc.

Its:	Senior Vice President, Treasurer

AAL-PA-03735-LA-1106660R1            SA-33
Spare Parts Initial Provisioning    Page 5 of 7
BOEING AND AMERICAN PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-03735-LA-2402910
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]
Reference:    Purchase Agreement No.  03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 aircraft (737-8 Aircraft) and Model 737-10 aircraft (737-10 Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[****].
[****].
1.    [****].
[****].
2.    [****].
2.1    [****].
2.2    [****].
3.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
AAL-PA-03735-LA-2402910    SA-33
[****]    Page 1 of 3
BOEING AND AMERICAN PROPRIETARY

4.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,

THE BOEING COMPANY /s/ The Boeing Company

By:	The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 21, 2024

AMERICAN AIRLINES, INC.
/s/ American Airlines, Inc.
By:	American Airlines, Inc.

Its:	Senior Vice President, Treasurer

AAL-PA-03735-LA-2402910    SA-33
[****]    Page 2 of 3
BOEING AND AMERICAN PROPRIETARY